Earnings Per Share	3 Months Ended
Mar. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
 Earnings Per Share
The reconciliation of the numerators and denominators used for the computation of basic and diluted earnings per share is as follows:

	Three Months Ended March 31,
	2013	2012
	(in thousands, except per share data)
Numerator:
Income (loss) from continuing operations	$40,298	$(33,836)
Loss from discontinued operations, net of taxes	(5,136)	(4,506)
Net income (loss)	$35,162	$(38,342)

Denominator:
Weighted average basic shares	158,931	139,208
Add effect of stock equivalents	2,194	—
Weighted average diluted shares	161,125	139,208

The Company calculates basic earnings per share by dividing net income by the weighted average number of shares outstanding. Diluted earnings per share is computed by dividing net income by the weighted average number of shares outstanding during the period as adjusted for the dilutive effect of the Company’s stock option and restricted stock awards. The effect of stock option and restricted stock awards is not included in the computation for periods in which a net loss occurs, because to do so would be anti-dilutive.
The Company's diluted earnings per share calculation excludes 1.1 million stock equivalents for the three months ended March 31, 2013 due to their anti-dilutive effect. The Company's diluted earnings per share calculation for the three months ended March 31, 2012 excludes 6.0 million stock equivalents that would have potentially been included if the Company had generated net income for the period, but are excluded as the Company generated a net loss during the period.